EXHIBIT 10.9.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 14, 2002 (this "Amendment"), is among WINN-DIXIE STORES, INC. (the "Borrower"), the
        ---------                                               --------
Lenders (as defined below) signatories hereto and FIRST UNION NATIONAL BANK, in its capacity as Administrative Agent for the Lenders (such capitalized term and all other capitalized terms not defined herein to have the meanings set forth in the Existing Credit Agreement (as defined below)).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, certain financial institutions and other Persons (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) from time to time parties thereto (collectively, the "Lenders"), the Administrative Agent,
                                            -------
Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner and Smith Incorporated ("ML &
                                                                            ----
Co."), as the Syndication  Agent,  Harris Trust and Savings Bank, Fleet National
----
Bank and Credit Lyonnais New York Branch, as the Documentation Agents, and First Union Securities, Inc. (doing business as Wachovia Securities) and ML & Co., as joint lead Arrangers, are parties to the Credit Agreement, dated as of March 29, 2001 (the "Existing Credit Agreement");
           -------------------------

         WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

         WHEREAS, the requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects (the Existing Credit Agreement, as so amended or otherwise modified by this Amendment, being referred to as the "Credit Agreement");
                                                      ----------------

         NOW, THEREFORE, in consideration of the premises and for other good and
valuable   consideration  (the  receipt  and  sufficiency  of  which  is  hereby acknowledged), the parties hereto hereby agree as follows:

part I
                                   DEFINITIONS

         SUBPART 1.1. Certain  Definitions.  The following terms (whether or not
                      --------------------
underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                  "Administrative Agent" is defined in the preamble.
                   --------------------                    --------

                  "Amendment" is defined in the preamble.
                   ---------                    --------

                  "Borrower" is defined in the preamble.
                   --------                    --------

                  "Credit Agreement" is defined in the third recital.
                   ----------------                    -------------

                  "Existing Credit Agreement" is defined in the first recital.
                   -------------------------                    -------------

                  "First Amendment Effective Date" is defined in Subpart 3.1.
                   ------------------------------                -----------

                  "Lenders" is defined in the first recital.
                   -------                    -------------

                  "ML & Co." is defined in the first recital.
                   -------                     -------------

         SUBPART 1.2. Other  Definitions.  Terms for which meanings are provided
                      ------------------
in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                    PART II
                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part; except as so amended or otherwise modified by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

         SUBPART 2.1.  Amendment to Article I. Article I of the Existing  Credit
                       ----------------------
Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.3.
                                               --------------         -----

         SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions therein in the appropriate alphabetical order:

         "First  Amendment"  means  the First  Amendment,  dated as of March 14,
          ----------------
2002, to this Agreement among the Borrower, the Administrative Agent and the Lenders parties thereto.

         "First Amendment Effective Date" is defined in Subpart 3.1 of the First
          ------------------------------
Amendment.

         SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Letter of Credit Commitment Amount" appearing therein by deleting the reference to "$50,000,000" appearing therein and inserting a reference to "$60,000,000" in replacement therefor.

         SUBPART 2.1.3. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Stated Maturity Date" appearing therein by deleting the reference to "March 28, 2002" appearing in clause (c) therein and inserting a reference to "March 27, 2003" in replacement therefor.

         SUBPART 2.2. Amendment to Article II. Article II of the Existing Credit
                      -----------------------
Agreement is hereby amended in accordance with Subpart 2.2.1 and Subpart 2.2.2.
                                               -------------     -------------

         SUBPART 2.2.1. Clause (a) of Section 2.1.2 of the Existing Credit Agreement is hereby amended by (a) inserting the words "import letters of credit or" immediately prior to the reference to "standby letters of credit" in the first line of subclause (i) therein and (b) deleting the word "standby" in subclause (ii) therein.

         SUBPART 2.2.2. Section 2.6 of the Existing Credit Agreement is hereby amended by deleting the word "standby" in the fifth line thereof.

         SUBPART  2.3.  Amendment  to Article  III.  Article III of the Existing
                        --------------------------
Credit Agreement is hereby amended in accordance with Subpart 2.3.1.

         SUBPART 2.3.1. Section 3.3.3 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:SUBPART 2.

         "SECTION 3.3.3. Letter of Credit Fee. The Borrower agrees to pay to the
                         --------------------
Administrative  Agent, for the pro rata account of each Five Year Revolving Loan
                               --- ----
Lender, a Letter of Credit fee (a) with respect to import Letters of Credit, in an amount equal to 50% of the then effective Applicable Margin for Five Year Revolving Loans maintained as LIBO Rate Loans, multiplied by the Average Stated Amount for all import Letters of Credit, and (b) with respect to standby Letters of Credit, in an amount equal to the then effective Applicable Margin for Five Year Revolving Loans maintained as LIBO Rate Loans, multiplied by the Average
Stated Amount for all standby Letters of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each such Letter of Credit and on the Five Year Revolving Loan Commitment Termination Date. The Borrower further agrees to pay to the applicable Issuer quarterly in arrears on each Quarterly Payment Date following the date of issuance of each standby Letter of Credit and on the Five Year Revolving Loan Commitment Termination Date, a fronting fee in an amount equal to 0.25% per annum multiplied by the Average Stated Amount for all outstanding standby Letters of Credit (such fee, the "Fronting Fee"), together with the Issuer's customary administrative, amendment, drawing, transfer and other fees incurred with respect to such Letters of Credit.

         SUBPART 2.4.  Amendment to Article X. Article X of the Existing  Credit
                       ----------------------
Agreement is hereby amended in accordance with Subpart 2.4.1.
                                               -------------

         SUBPART 2.4.1. Section 10.9 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "SECTION 10.9.  Governing  Law;  Entire  Agreement.  EACH LOAN DOCUMENT
                         ----------------------------------
(OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH STANDBY LETTER OF CREDIT SHALL

BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE
                             ---------
ISP RULES, THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH IMPORT LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (UCP500--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 500 (THE "UCP RULES")) AND, AS TO MATTERS
                                                 ---------
NOT GOVERNED BY THE UCP RULES, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto."

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Effectiveness. This Amendment and the amendments contained
                      -------------
herein shall become effective on the date (the "First Amendment Effective Date")
                                                ------------------------------
when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent.

         SUBPART 3.1.1.  Execution of  Counterparts.  The  Administrative  Agent
                         --------------------------
shall have received counterparts of this Amendment, duly executed and delivered on behalf of each Borrower, the Administrative Agent, the Required Lenders, each 364 Day Revolving Loan Lender and each Five Year Revolving Loan Lender.

         SUBPART  3.1.2.  Extension  Fee.  The  Administrative  Agent shall have
                          --------------
received, for the account of each 364 Day Revolving Loan Lender approving this Amendment, an extension fee in an amount equal to .05% of each such Lender's Percentage of the aggregate 364 Day Revolving Loan Commitment Amount.

         SUBPART 3.1.3.  Opinion of Counsel. The Administrative Agent shall have
                         ------------------
received an opinion, dated the date of this Amendment and addressed to the Administrative Agent and all Lenders, from Kirschner & Legler, P.A., special counsel to the Obligors, in form and substance satisfactory to the Administrative Agent.

         SUBPART  3.1.4.  Resolutions.   The  Administrative  Agent  shall  have
                          -----------
received resolutions of the Board of Directors of the Borrower duly ratifying the execution, delivery and performance of this Amendment, duly certified by an Authorized Officer as being in full force and effect without amendment or modification, all in form and substance reasonably satisfactory to the Administrative Agent.

         SUBPART 3.1.5. Legal Details,  etc. All documents executed or submitted
                        -------------------
pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                    PART IV
                   MISCELLANEOUS; REPRESENTATIONS AND COVENANT

         SUBPART 4.1.  Continuing  Effectiveness,  etc. As amended  hereby,  the
                       -------------------------------
Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the First Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Credit Agreement" shall refer to the Existing Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 10.3 of the Credit Agreement to pay all fees and expenses of the Administrative Agent in connection with this Amendment and other ongoing administration of the Credit Agreement since the last invoice it received, including reasonable fees and other charges of Shearman & Sterling in connection therewith.

         SUBPART 4.2. Counterparts. This Amendment may be executed in any number
                      ------------
of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         SUBPART 4.3.  Governing  Law. THIS  AMENDMENT  SHALL BE A CONTRACT MADE
                       --------------
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SUBPART 4.4.  Successors and Assigns.  This Amendment  shall be binding
                       ----------------------
upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

         SUBPART 4.5.  Representations  and  Warranties.  In order to induce the
                       --------------------------------
Lenders to execute and deliver this Amendment, the Borrower represents and warrant to the Agents, the Lenders and the Issuers that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article VI of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Amendment Effective Date as if made on the Amendment Effective Date and after giving effect to the First Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default has occurred and been continuing.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.








                                       WINN-DIXIE STORES, INC.


                                       By: /S/ R.P. McCook
                                          -------------------
                                          Richard P. McCook, Sr., Vice President

LENDERS:
--------


                                   FIRST UNION NATIONAL BANK,
                                   as Administrative Agent and as a Lender


                                   By: /S/ Thomas Harper
                                       ------------------------
                                   Title: Senior Vice President



                                   Addison CDO, Limited (Acct 1279)
                                   By: Pacific Investment Management Company LLC, as its Investment Advisor

                                   By: /S/ Mohan V. Phansalkar
                                       ----------------------------
                                           Mohan V. Phansalkar
                                           Executive Vice President

                                   [AMSOUTH BANK, as a Lender]


                                   By: /S/ Michael del Rocco
                                       ---------------------
                                   Title:  Michael del Rocco



                                   Antares Capital Corporation

                                   By: /S/ Tyler Lindblad
                                       ---------------------
                                           Tyler W. Lindblad
                                           Director

                                   Athena CDO, Limited (Acct 1277)
                                   By: Pacific Investment Management Company LLC, as its Investment Advisor

                                   By: /S/ Mohan V. Phansalkar
                                      -----------------------------
                                           Mohan V. Phansalkar
                                           Executive Vice President


                                   CAPTIVA III Finance Ltd. (Acct. 275),
                                   as advised by Pacific Investment Management Company LLC

                                   By:  /S/ David Dyer
                                        --------------
                                   Name:    David Dyer
                                   Title:   Director

                                   CAPTIVA III Finance Ltd. (Acct. 1275),
                                   as advised by Pacific Investment Management Company LLC

                                   By:  /S/ David Dyer
                                        --------------
                                   Name:    David Dyer
                                   Title:   Director


                                   Chevy Chase Bank

                                   By:  /S/ Dory Halati
                                        ---------------
                                        Dory Halati
                                        Title: Vice President

                                   CIBC Inc.


                                   By:  /S/ Dominic J. Sorresso
                                        -----------------------
                                            Dominic J. Sorresso
                                            Executive Director
                                            CIBC World Markets Corp., as Agent

                                   LENDER:  COBANK, ACB


                                   By:  /S/ S. Richard Dill
                                        -------------------
                                            S. Richard Dill
                                            Vice President

                                   COMMERCEBANK N.A. *

                                   By:  /S/ Ernesto Vidal
                                        -----------------
                                   Title:  Vice President

                                   *As lender in the five year revolving loans and the term loan

                                   COMPASS BANK

                                   By:  /S/ K. Keely Waggoner
                                        ---------------------
                                   Title:   Vice President
                                            K. Keely Waggoner

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:  /S/ Attila Koc
                                        --------------
                                   Title:   ATTILA KOC
                                            SENIOR VICE PRESIDENT

                                   DELANO Company (Acct 274)
                                   By: Pacific Investment Management Company LLC, as its Investment Advisor

                                   By:  /S/ Mohan V. Phansalkar
                                        -----------------------
                                        Mohan V. Phansalkar
                                        Executive Vice President

                                   Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio Manager for DENALI CAPITAL CLO I, LTD.

                                   By:  /S/ John P. Thacker
                                        -------------------
                                   Title:   John P. Tachker
                                            Chief Credit Officer

                                   EAST WEST BANK


                                   By:  /S/ Nancy A. Moore *
                                        --------------------
                                   Title:   Senior Vice President
                                            Nancy A. Moore

                                   *With respect to Five Year Revolving Loan and Term Loan only

                                   FIRSTAR BANK, N.A.



                                   By:  /S/ Derek S. Roudebush
                                        ----------------------
                                   Title:   Derek S. Roudebush
                                            Vice President

                                   Flagship CLO-2001-1
                                   By: Flagship Capital Management, Inc.

                                   By:  /S/ Colleen M. Cunniffe
                                        -----------------------
                                            Colleen M. Cunniffe
                                   Title:   Director

                                   Fleet National Bank  *

                                   By:  /S/ Thomas Bullard
                                        ------------------
                                   Title:   Director


                                   * approval is for the amendments to the five-year facility. We have not approved the extension of the 364-Day facility

                                   [LENDER] GMAC BUSINESS CREDIT , LLC


                                   By:  /S/ Craig Nalitt
                                        ----------------
                                   Title:   Assistant Vice President
                                            Craig Nalitt

                                   GMAC Commercial Credit LLC


                                   By:      /S/ Joseph A. Klapkowski
                                   Joseph A. Klapkowski
                                   Vice President

                                   HARRIS TRUST & SAVINGS BANK


                                   By:  /S/ Scott Place
                                        ---------------
                                   Title:   V P
                                            Scott Place

                                   INDOSUEZ CAPITAL FUNDING III, LIMITED
                                   By:  Indosuez Capital as Portfolio Advisor


                                   By:  /S/ Paul Travers
                                        ----------------
                                   Name:    Paul O. Travers
                                   Title:   Managing Director


                                   INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                   By: Indosuez Capital as Collateral Manager


                                   By:  /S/ Paul Travers
                                        ----------------
                                   Name:    Paul O. Travers
                                   Title:   Managing Director

                                   JP Morgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999


                                   By:  /S/ Leslie Hundley
                                   ---  ------------------
                                   Title:   Leslie Hundley, Trust Officer

                                   MERRILL LYNCH CAPITAL CORPORATION

                                   By:  /S/ Zoran Fotak
                                        ---------------
                                   Title:   ZORAN FOTAK, VICE PRESIDENT

                                   Nova CDO 2001, Ltd.

                                   By:  /S/ Tyler Lindblad
                                        ------------------
                                            Tyler W. Lindblad

                                   RIVIERA FUNDING LLC


                                   By:  /S/ Diana L Mushill
                                        -------------------
                                   Title: Diana L. Mushill
                                          Asst. Vice President

                                   ROYALTON COMPANY (Acct 280)
                                   By: Pacific Investment Management Company LLC, as its Investment Advisor

                                   By:  /S/ Mohan V. Phansalkar
                                        -----------------------
                                            Mohan V. Phansalkar
                                            Executive Vice President

                                   SEQUILS-MAGNUM, LTD. (#1280)
                                   By: Pacific Investment Management Company LLC, as its Investment Advisor

                                   By:  /S/ Mohan V. Phansalkar
                                        -----------------------
                                            Mohan V. Phansalkar
                                            Executive Vice President

                                   STANWICH LOAN FUNDING LLC


                                   By:  /S/ Diana L Mushill
                                        -------------------
                                   Title:   Diana L. Mushill
                                            Asst. Vice President

                                   SunTrust Bank


                                   By:  /S/ C W Buchholz
                                        ----------------
                                            C. William Buchholz
                                   Title:   Director


                                   [LENDER]


                                   By:  /S/ Chen Yung Long
                                        ------------------
                                   Title:
                                            A.V.P
                                            Yung Long Chen

                                              Taipei Bank, New York Agency

                                   TEXTRON FINANCIAL CORPORATION


                                   By:  /S/ Nato Hayashrok
                                        ------------------
                                   Title: Director
                                          Nato Hayashrok

                                   [LENDER] TORONTO DONINICAN (NEW YORK), INC.


                                   By:  /S/ D Parker
                                        ------------
                                   Title: DAVID G. PARKER
                                          VICE PRESIDENT

                                   Transamerica Business Capital Corporation

                                   By:  /S/ Steve Goetschius
                                        --------------------
                                            Steve Goetschius
                                   Title:   Senior Vice President